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                                                                    EXHIBIT 23.1


                       Consent of Independent Accountants


                                                                   June 28, 2002


We hereby consent to the incorporation by reference in that certain Registration Statement on Form S-8 of Unilever N.V., File Number 333-10186, of our report dated June 7, 2002, relating to the financial statements of the Good Humor - Breyers Savings Plan as of December 31, 2001, and 2000 and for the years then ended, which appear in this Form 11-K..


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

New York, New York
June 28, 2002